 Exhibit 32.2
CFO CERTIFICATION OF ANNUAL REPORT
I, Andrew D. Sandifer, Executive Vice President and Chief Financial Officer of FMC Corporation (“the Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, based on my knowledge that:
(1)the Annual Report on Form 10-K of the Company for the year ended December 31, 2023 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: February 27, 2024

/s/ Andrew D. Sandifer

Andrew D. Sandifer
Executive Vice President
and Chief Financial Officer